Putnam
Investment Grade
Municipal
Trust

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-99


[LOGO: BOSTON * LONDON * TOKYO]


From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

The markets continued to provide their share of challenges and opportunities as your fund closed its books on fiscal 1999. In the following report, the fund's managers discuss performance for the period and prospects for the months ahead.

This is the last letter to you and the other shareholders of Putnam Investment Grade Municipal Trust that I will be signing. After more than 30 years as Chairman of the Trustees and President of the Putnam Funds, the time has come for me to step aside.

In June, John Hill will become Chairman. John is currently an independent Trustee and has served on the board for the past 14 years. In addition, my son, George Putnam, III, will take on the role of President. I am confident that the leadership of the funds will be in exceptionally strong hands.

I will become Chairman Emeritus, remain a shareholder, and stay in close touch with the funds. It has been my privilege to serve you.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
January 19, 2000


Report from the Fund Manager

Richard P. Wyke

If history tells us anything about bond investing, it is this: buying a bond fund after a bad year is often a smart thing to do. The bond market has endured its toughest year since 1994 and the second-worst year on record, the result of three moves by the Federal Reserve Board to raise interest rates. Within this challenging market environment, Putnam Investment Grade Municipal Trust met its goals of seeking high current tax-exempt income by investing primarily in investment-grade municipal bonds. Not surprisingly though, along with higher interest rates came falling bond prices and the fund's 12-month performance reflects this unavoidable relationship.

Total return for 12 months ended 11/30/99

                NAV                 Market price
----------------------------------------------------------------------
              -2.78%                  -13.96%
----------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods begins on page 5.


* MANAGEMENT MAINTAINS CONFIDENCE IN MUNICIPAL BONDS

After the bond bear markets of 1989 and 1994, considerable buying opportunities were available to investors. We believe that similar opportunities are present now for several reasons. The first is that a long-term municipal bond currently offers a 6% yield, an extremely high level for the tax-free sector, registering almost 100% of the yield on a 30-year taxable Treasury bond. With inflation still remarkably low at 3% or less, after-tax, after-inflation income levels are the highest investors have seen in years.

In addition, after three interest-rate increases by the Fed and the approaching end of the Y2K uncertainty, it seems that most of the damage has been done and the worst is over for the bond markets. Given this environment, we do not expect substantial inflation to materialize over the next several months.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Utilities            25.9%

Transportation       22.0%

Health care          17.6%

Housing              10.6%

Waste
management            5.8%

Footnote reads:
*Based on net assets as of 11/30/99. Holdings will vary over time.


* TRANSPORTATION AND HEALTH-CARE SECTORS REMAIN AMONG TOP SECTORS

Transportation remains the second largest sector in your fund's portfolio with an emphasis on airport and airline revenue bonds. The Denver City and County Airport revenue bonds continue to provide the fund with a high level of income, even though some of the bonds have been prerefunded and subsequently were upgraded to the highest-possible Aaa rating. The fund continues to hold the Northwest Regional Airport Authority revenue bonds in Arkansas and the Dallas-Fort Worth International Airport (American Airlines, Inc.) revenue bonds, which add attractive 7.00% and 7.50% coupons, respectively. While these holdings and others discussed in this report were viewed favorably at the end of the period, all are subject to review in accordance with the fund's investment strategy and may vary in the future.

The health-care industry remained an important contributor to your fund's performance. Selectivity is crucial in this sector because hospitals are going though some difficult times as a result of legislation enacted several years ago. For this reason, many of the health-care holdings we've chosen are insured and carry the highest AAA/Aaa ratings. Insurance reduces risk by assuring the timely payment of principal and interest of the bonds. The Massachusetts State Health & Educational Facility Authority bonds (for the Medical Center of Central Massachusetts) are typical of the fund's insured holdings.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

A -- 10.3%

Baa/BBB -- 31.8%

Ba/BB and under -- 11.1%

Aaa/AAA -- 44.8%

Aa/AA -- 2.0%

Footnote reads:
*As a percentage of market value as of 11/30/99. A bond rated Baa/BBB or higher is considered investment grade. All ratings reflect Moody's and Standard & Poor's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


However, the uninsured health-care bonds from the lower end of the investment-grade spectrum (BBB/Baa) are important too because they offer a healthy injection of higher yields into the portfolio. The Gadsden East, Medical Clinic Board revenue bonds (for the Baptist Hospital of Gadsden Inc. in Alabama), rated BBB by Standard & Poor's Corporation with a 7.8% coupon, are an example of an uninsured investment-grade bond.

One other important strategy involves investing in longer maturities in order to lock in higher yields. As interest rates have fallen and the yield curve has steepened, longer-intermediate bonds (10- to 20- year maturities) have outperformed other maturity ranges. A steeper yield curve means that the difference between shorter-term and longer-term rates is considerable. Hence, the reward for extending maturities is greater as well. Additionally, within each maturity range, we rely heavily on credit analysis as an additional tool to evaluate investments for the fund.

* STRONGER POTENTIAL FOR BONDS SEEN IN NEAR FUTURE

With the Fed's third and much anticipated move to increase interest rates in November, it declared a neutral bias. For now, inflation seems to be under control. However, the threat of inflation and the strong economy will be the primary force driving volatility in both the bond and stock markets in the months ahead. Even with an official neutral bias by the Fed, there could be another interest-rate increase if the economy doesn't begin to slow down. But as this report was being written, it seems as if the worst may be behind us.

Expecting a more hospitable climate for municipal bonds in the months ahead, we are now inclined to take slightly more risk in the portfolio while concentrating on enhancing monthly income levels. Please remember that volatile markets, though unpleasant, provide the opportunity to add yield, find exceptional credits, and improve call protection in your fund -- strategies that are very rewarding for shareholders over time.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/99, there is no guarantee the fund will continue to hold these securities in the future.


Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Investment Grade Municipal Trust is designed for investors seeking high current income free from federal income tax consistent with preservation of capital.


TOTAL RETURN FOR PERIODS ENDED 11/30/99

                                   Market   Lehman Brothers        Consumer
                           NAV     price  Municipal Bond Index   price index
------------------------------------------------------------------------------
1 year                    -2.78%  -13.96%        -1.08%             2.68%
------------------------------------------------------------------------------
5 years                   39.64    45.26         43.85             12.49
Annual average             6.91     7.75          7.54              2.38
------------------------------------------------------------------------------
10 years                 108.89   116.72         97.86             33.76
Annual average             7.64     8.04          7.06              2.95
------------------------------------------------------------------------------
Life of fund (10/26/89)  110.40   114.46        101.32             34.08
Annual average             7.65     7.85          7.19              2.95
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.


TOTAL RETURN FOR PERIODS ENDED 12/31/99 (most recent calendar quarter)

                                                      Market
                                       NAV             price
-----------------------------------------------------------------------------
1 year                               -4.29%           -21.13%
-----------------------------------------------------------------------------
5 years                              34.23             34.66
Annual average                        6.06              6.13
-----------------------------------------------------------------------------
10 years                            105.07            124.71
Annual average                        7.45              8.43
-----------------------------------------------------------------------------
Life of fund (10/26/89)             107.84            100.21
Annual average                        7.45              7.06
-----------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 11/30/99

-----------------------------------------------------------------------------
Distributions (common shares)
-----------------------------------------------------------------------------
Number                                                 12
-----------------------------------------------------------------------------
Income                                              $0.961
-----------------------------------------------------------------------------
Capital gains1                                        --
-----------------------------------------------------------------------------
  Total                                             $0.961
-----------------------------------------------------------------------------
Preferred shares Series A (1400 shares)
-----------------------------------------------------------------------------
Income                                            $3,422.50
-----------------------------------------------------------------------------
Capital gains1                                        --
-----------------------------------------------------------------------------
  Total                                           $3,422.50
-----------------------------------------------------------------------------
Share value (common shares)                   NAV           Market price
-----------------------------------------------------------------------------
11/30/98                                     $11.98           $14.937
-----------------------------------------------------------------------------
11/30/99                                      10.71            11.938
-----------------------------------------------------------------------------
Current return (common shares/end of period)
-----------------------------------------------------------------------------
Current dividend rate2                         8.96%            8.04%
-----------------------------------------------------------------------------
Taxable equivalent3                           14.83            13.31
-----------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, annualized and divided by NAV or market price at end of period.

3 Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.


Comparative benchmarks

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A guide to the financial statements

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Report of independent accountants

The Board of Trustees and Shareholders
Putnam Investment Grade Municipal Trust

We have audited the accompanying statement of assets and liabilities of Putnam Investment Grade Municipal Trust, including the fund's portfolio, as of November 30, 1999, and the related statement of operations, statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended November 30, 1998 and the financial highlights for each of the years in the four-year period ended November 30, 1998 were audited by other auditors whose report dated January 8, 1999 expressed an unqualified opinion on that financial statement and those financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Investment Grade Municipal Trust as of November 30, 1999, the results of its operations, changes in its net assets and financial highlights for the year then ended, in conformity with generally accepted accounting principles.
                                                               KPMG LLP
Boston, Massachusetts
January 3, 2000



The fund's portfolio
November 30, 1999


KEY TO ABBREVIATIONS
AMBAC                 -- AMBAC Indemnity Corporation
COP                   -- Certificate of Participation
FGIC                  -- Financial Guaranty Insurance Company
FSA                   -- Financial Security Assurance
GNMA Coll.            -- Government National Mortgage Association Collateralized
G.O. Bonds            -- General Obligation Bonds
IFB                   -- Inverse Floating Rate Bonds
MBIA                  -- Municipal Bond Investors Assurance Corporation
VRDN                  -- Variable Rate Demand Notes


MUNICIPAL BONDS AND NOTES (97.2%) (a)
PRINCIPAL AMOUNT                                                                                RATING(RAT)          VALUE
Alabama (1.6%)
--------------------------------------------------------------------------------------------------------------------------
     $    5,500,000  Gadsden East, Med. Clinic Board Rev. Bonds
                       (Baptist Hosp. of Gadsden Inc.), Ser. A,
                       7.8s, 11/1/21                                                            BBB         $    5,946,875

Arkansas (1.1%)
--------------------------------------------------------------------------------------------------------------------------
          4,000,000  Northwest Regl. Arpt. Auth. Rev. Bonds, 7s, 2/1/10                         BB/P             4,170,000

California (4.3%)
--------------------------------------------------------------------------------------------------------------------------
          2,000,000  Anaheim, Pub. Fin. Auth. IFB, MBIA,
                       9.17s, 12/28/18 (SEG)                                                    Aaa              2,247,500
          4,650,000  CA State U. IFB, AMBAC, 9.75s, 11/1/21
                       (acquired various dates from 8/5/91 to
                       8/31/94, cost $4,659,603) (RES)                                          Aaa              5,080,451
          1,750,000  CA Statewide Cmnty. Dev. Auth. COP
                       (The Internext Group), 5 3/8s, 4/1/30                                    BBB              1,461,250
          5,200,000  Central Valley Fin. Auth. Rev. Bonds
                       (Carson Ice-Cogeneration), 6s, 7/1/09                                    BBB              5,336,500
          1,400,000  Orange Cnty., Local Trans. Auth. IFB, FGIC, 7.84s,
                       2/14/11 (acquired 2/6/96, cost $1,474,153) (RES)                         Aaa              1,562,750
                                                                                                            --------------
                                                                                                                15,688,451

Colorado (8.7%)
--------------------------------------------------------------------------------------------------------------------------
                     CO Hsg. Fin. Auth. Rev. Bonds (Single Fam.), Ser. B-2
          1,865,000    7s, 5/1/26                                                               A2               2,002,544
            930,000    6.8s, 11/1/28                                                            Aa2                998,588
                     Denver, City & Cnty. Arpt. Rev. Bonds
            735,000    Ser. A, 8 3/4s, 11/15/23                                                 Baa1               798,394
            265,000    Ser. A, 8 3/4s, 11/15/23, Prerefunded                                    Aaa                291,169
          4,365,000    Ser. A, 8 1/2s, 11/15/23                                                 Baa1             4,594,817
            410,000    Ser. A, 8 1/2s, 11/15/23, Prerefunded                                    Aaa                434,555
          4,480,000    Ser. A, 8 1/4s, 11/15/12                                                 Baa1             4,716,813
            420,000    Ser. A, 8 1/4s, 11/15/12, Prerefunded                                    Aaa                444,188
                     Denver, City & Cnty. Arpt. Rev. Bonds
          3,820,000    Ser. A, 8s, 11/15/25                                                     Baa1             4,011,000
          1,380,000    Ser. A, 8s, 11/15/25, Prerefunded                                        Aaa              1,471,425
          6,330,000    Ser. A, 7 3/4s, 11/15/21                                                 Baa1             6,733,538
          1,670,000    Ser. A, 7 3/4s, 11/15/21, Prerefunded                                    Aaa              1,803,600
          3,000,000    Ser. D, 7 3/4s, 11/15/13                                                 Baa1             3,517,500
                                                                                                            --------------
                                                                                                                31,818,131

Connecticut (0.6%)
--------------------------------------------------------------------------------------------------------------------------
          2,000,000  CT State Resource Recvy. Auth. Muni. Rev. Bonds
                       (Bridgeport Service Fee), Ser. A, 7 1/2s, 1/1/09                         A-               2,022,000

District of Columbia (1.1%)
--------------------------------------------------------------------------------------------------------------------------
          4,500,000  DC G.O. Bonds, Ser. B, FSA, 5 1/4s, 6/1/26                                 AAA              3,982,500

Florida (3.4%)
--------------------------------------------------------------------------------------------------------------------------
          9,925,000  Broward Cnty., Resource Recvy. Rev. Bonds
                       (SES Broward Cnty. LP South), 7.95s, 12/1/08                             A+              10,247,563
          2,000,000  Hernando Cnty., Indl. Dev. Rev. Bonds
                       (FL Crushed Stone Co.), 8 1/2s, 12/1/14                                  B+/P             2,210,000
                                                                                                            --------------
                                                                                                                12,457,563

Georgia (3.0%)
--------------------------------------------------------------------------------------------------------------------------
          4,000,000  Burke Cnty., Dev. Auth. Poll. Control Rev. Bonds
                       (Oglethorpe Pwr. Co. Vogtle), MBIA, 8s, 1/1/22                           Aaa              4,495,000
          4,800,000  De Kalb Cnty., Muni. Hsg. Auth. Rev. Bonds
                       (Briarcliff Park Apts.), Ser. A, 7 1/2s, 4/1/17                          AAA/P            5,214,000
          1,000,000  GA Med. Ctr. Hosp. Auth. IFB (Columbus Regl.
                       Hlth. Care Syst.), Ser. B, MBIA, 9.307s, 8/1/10                          Aaa              1,095,000
                                                                                                            --------------
                                                                                                                10,804,000

Hawaii (1.6%)
--------------------------------------------------------------------------------------------------------------------------
          5,500,000  HI State Dept. of Budget & Fin. Special Purpose
                       Mtge. IFB, 8.585s, 11/1/21                                               Aaa              5,836,875

Illinois (5.8%)
--------------------------------------------------------------------------------------------------------------------------
          2,500,000  Chicago, Board of Ed. G.O. Bonds (School Reform),
                       Ser. A, AMBAC, 5 1/4s, 12/1/27                                           Aaa              2,225,000
          8,405,000  Chicago, Midway Arpt. Rev. Bonds, Ser. A, MBIA,
                       5 1/8s, 1/1/35                                                           Aaa              7,091,719
                     Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
          2,335,000    (United Air Lines, Inc.), Ser. B, 8.95s, 5/1/18                          Baa2             2,479,466
          6,500,000    (American Airlines, Inc.), 8.2s, 12/1/24                                 Baa1             7,304,375
          2,500,000  IL, Dev. Fin. Auth. Hosp. Rev. Bonds (Adventist
                       Hlth. Syst./Sunbelt Obligation), 5.65s, 11/15/24                         A-               2,159,375
                                                                                                            --------------
                                                                                                                21,259,935

Indiana (2.3%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  IN State Dev. Fin. Auth. Rev. Bonds (USX Corp.),
                       5.6s, 12/1/32                                                            Baa2             4,306,250
            215,000  Indiana Bond Bank Rev. Bonds (Special Loan
                       Program), Ser. B, 8 1/2s, 2/1/18                                         A1                 216,172
          3,000,000  Indianapolis, Indl. Arpt. Auth. Special Fac. Rev.
                       Bonds (United Airlines), Ser. A, 6 1/2s, 11/15/31                        Baa3             2,880,000
          1,000,000  Rockport, Indl. Poll. Ctrl. Rev. Bonds (Indiana-
                       Michigan Pwr.), Ser. B, FGIC, 7.6s, 3/1/16                               Aaa              1,052,500
                                                                                                            --------------
                                                                                                                 8,454,922

Kansas (1.3%)
--------------------------------------------------------------------------------------------------------------------------
          4,500,000  Burlington, Poll. Control Rev. Bonds (Kansas Gas &
                       Electric Co.), MBIA, 7s, 6/1/31                                          Aaa              4,730,625

Kentucky (1.2%)
--------------------------------------------------------------------------------------------------------------------------
          4,000,000  Kenton Cnty., Special Fac. Arpt. Rev. Bonds
                       (Delta Airlines), Ser. A, 7 1/2s, 2/1/12                                 Baa3             4,230,000

Louisiana (4.1%)
--------------------------------------------------------------------------------------------------------------------------
                     W. Feliciana, Parish Poll. Control Rev. Bonds
                       (Gulf States Util. Co.)
          5,100,000    Ser. II, 7.7s, 12/1/14                                                   Ba1              5,437,875
          3,000,000    Ser. III, 7.7s, 12/1/14                                                  Ba1              3,198,750
          6,000,000    Ser. A, 7 1/2s, 5/1/15                                                   BB+              6,397,500
                                                                                                            --------------
                                                                                                                15,034,125

Maine (1.5%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  ME Fin. Auth. Solid Waste Recycling Fac. Rev. Bonds
                       (Great Northern Paper-Bowater), 7 3/4s, 10/1/22                          Baa2             5,350,000

Maryland (0.6%)
--------------------------------------------------------------------------------------------------------------------------
          2,000,000  MD State Hlth. & Higher Edl. Fac. Auth. Rev. Bonds,
                       Prerefunded (Doctors Cmnty. Hosp.),
                       8 3/4s, 7/1/12                                                           Aaa              2,094,020

Massachusetts (5.2%)
--------------------------------------------------------------------------------------------------------------------------
          8,750,000  MA State Hlth. & Edl. Fac. Auth. IFB (Med. Ctr. of
                       Central MA), Ser. B, AMBAC, 10.47s, 6/23/22                              Aaa              9,515,625
          4,000,000  MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
                       (MA Eye & Ear Infirmary), Ser. A, 7 3/8s, 7/1/11                         Ba1              4,260,000
          5,000,000  MA State Indl. Fin. Agcy. Rev. Bonds (Cape Cod
                       Hlth. Syst. Issue), 8 1/2s, 11/15/20                                     Aaa              5,309,150
                                                                                                            --------------
                                                                                                                19,084,775

Michigan (2.0%)
--------------------------------------------------------------------------------------------------------------------------
          1,695,000  Detroit, Dev. Fin. Auth. Tax Increment Rev. Bonds,
                       Ser. A, 9 1/2s, 5/1/21                                                   BBB+/P           1,945,013
          2,200,000  Detroit, Wtr. Supply Syst. IFB, FGIC, 8.613s, 7/1/22                       Aaa              2,293,500
          2,800,000  MI State Strategic Fund Ltd. Oblig. Rev. Bonds
                       (Mercy Svcs. for Aging), 9.4s, 5/15/20                                   Aaa              2,921,352
                                                                                                            --------------
                                                                                                                 7,159,865

Missouri (3.3%)
--------------------------------------------------------------------------------------------------------------------------
          2,500,000  MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
                       (BJC Hlth. Syst.), Ser. A, 6 1/2s, 5/15/20                               Aa2              2,721,875
          8,900,000  SCA Tax Exempt Trust Multi-Fam. Mtge. Rev. Bonds
                       (Whispering Lake), Ser. A-11, FSA, 7.1s, 1/1/30                          Aaa              9,278,250
                                                                                                            --------------
                                                                                                                12,000,125

Nebraska (0.4%)
--------------------------------------------------------------------------------------------------------------------------
          1,300,000  NE Investment Fin. Auth. Single Fam. Mtge. IFB,
                       Ser. B, GNMA Coll., 11.267s, 3/15/22                                     Aaa              1,360,970

Nevada (2.7%)
--------------------------------------------------------------------------------------------------------------------------
                     Clark Cnty., Indl. Dev. Rev. Bonds
          6,500,000    (NV Pwr. Co.), 7.8s, 6/1/20                                              Baa2             6,701,370
          3,000,000    (Southwest Gas Corp.), Ser. B, 7 1/2s, 9/1/32                            Baa2             3,176,250
                                                                                                            --------------
                                                                                                                 9,877,620

New York (6.9%)
--------------------------------------------------------------------------------------------------------------------------
          4,000,000  Long Island, Pwr. Auth. NY Elec. Syst. Rev. Bonds,
                       Ser. A, 5 1/4s, 12/1/26                                                  A-               3,555,000
          3,000,000  NY City, G.O. Bonds, Ser. H, 5s, 8/1/22                                    A3               2,571,150
          2,000,000  NY City, Indl. Dev. Agcy. Rev. Bonds
                       (Brooklyn Navy Yard Cogen. Partners), Ser. G,
                       5 3/4s, 10/1/36                                                          Baa3             1,815,000
          4,100,000  NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds,
                       Ser. C, 5 3/4s, 6/15/26                                                  A2               3,930,875
                     NY State Dorm. Auth. Rev. Bonds
          4,500,000    (City U. Syst.), Ser. F, 7 7/8s, 7/1/17                                  Aaa              4,689,270
          6,250,000    (State U. Edl. Fac.), Ser. A, 7.7s, 5/15/12                              Aaa              6,480,625
          2,000,000    (City U. Syst.), Ser. A, 7 5/8s, 7/1/20                                  Aaa              2,081,300
                                                                                                            --------------
                                                                                                                25,123,220

North Carolina (3.7%)
--------------------------------------------------------------------------------------------------------------------------
         11,000,000  NC Muni. Pwr. Agcy. Syst. Rev. Bonds (No. 1
                       Catawba Elec.), Ser. B, 6 1/2s, 1/1/20                                   BBB+            10,876,250
                     NC Eastern Muni. Pwr. Agcy. Pwr. Syst. Rev. Bonds,
          1,000,000    Ser. D, 6 3/4s, 1/1/26                                                   BBB              1,007,500
          2,000,000    Ser. A, 5 3/4s, 1/1/26                                                   BBB              1,777,500
                                                                                                            --------------
                                                                                                                13,661,250

Ohio (1.5%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  OH State Air Quality Dev. Auth. Rev. Bonds
                       (Cleveland Co.), FGIC, 8s, 12/1/13                                       Aaa              5,493,750

Pennsylvania (4.3%)
--------------------------------------------------------------------------------------------------------------------------
          1,750,000  Allegheny Cnty., Res. Fin. Auth. Rev. Bonds, Ser. M,
                       GNMA Coll., 7.9s, 6/1/11                                                 Aaa              1,802,304
          5,000,000  Montgomery Cnty., Indl. Dev. Auth. Resource
                       Recvy. Rev. Bonds, 7 1/2s, 1/1/12                                        A+               5,137,500
          7,600,000  PA State Higher Ed. Assistance Agcy. IFB, Ser. B,
                       MBIA, 10.99s, 3/1/20                                                     Aaa              8,759,000
                                                                                                            --------------
                                                                                                                15,698,804

Tennessee (4.0%)
--------------------------------------------------------------------------------------------------------------------------
          2,600,000  Metropolitan Govt. Nashville & Davidson Cnty.,
                       Tenn. Wtr. & Swr. IFB, AMBAC, 7.506s, 1/1/22                             Aaa              2,866,500
         10,900,000  SCA Tax Exempt Trust Multi-Fam. Mtge. Rev. Bonds
                       (Steeplechase Falls), Ser. A-10, FSA, 7 1/8s, 1/1/30                     Aaa             11,635,750
                                                                                                            --------------
                                                                                                                14,502,250

Texas (12.6%)
--------------------------------------------------------------------------------------------------------------------------
         11,500,000  Alliance, Arpt. Auth. Rev. Bonds (Federal
                       Express Corp.), 6 3/8s, 4/1/21                                           Baa2            11,255,625
          2,500,000  Bexar Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                       (St. Luke's Lutheran Hosp.), 7.9s, 5/1/11                                AAA/P            2,759,375
          5,000,000  Brazos River, Poll. Control Auth. Rev. Bonds
                       (TX Utils. Elec. Co.), Ser. A, 7 7/8s, 3/1/21                            A3               5,243,750
                     Dallas-Fort Worth, Intl. Arpt. Fac. Impt. Corp.
                       Rev. Bonds (American Airlines Inc.),
          2,500,000    7 1/2s, 11/1/25                                                          Baa1             2,601,025
          4,500,000    6 3/8s, 5/1/35                                                           Baa1             4,348,125
          4,000,000  Harris Cnty., Hlth. Facs. Dev. Corp. VRDN (St. Lukes
                       Episcopal Hosp.), Ser. B, 3.90s, 2/15/27                                 VMIG1            4,000,000
          3,000,000  Houston, Arpt. Syst. Rev. Bonds (Continental),
                       Ser. B, 5.7s, 7/15/29                                                    Ba1              2,557,500
          8,000,000  North Central Hlth. Fac. Dev. Corp. IFB
                       (Presbyterian Hlth. Care Syst.), Ser. C, MBIA,
                       9.295, 6/22/21                                                           Aaa              8,840,000
          4,500,000  TX State G.O. Bonds (Nat'l. Research Lab.
                       Communication Superconductor), 7 1/8s, 4/1/20                            Aaa              4,636,035
                                                                                                            --------------
                                                                                                                46,241,435

Utah (4.6%)
--------------------------------------------------------------------------------------------------------------------------
          3,000,000  Carbon Cnty., Solid Waste Disp. Rev. Bonds
                       (Ladilaw Env.), Ser. A, 7.45s, 7/1/17                                    B/P              3,150,000
         13,000,000  Utah Pwr. Supply Rev. Bonds (Intermountain
                       Pwr. Agcy.), Ser. A, MBIA, 6.15s, 7/1/14                                 AAA             13,682,500
                                                                                                            --------------
                                                                                                                16,832,500

Vermont (1.4%)
--------------------------------------------------------------------------------------------------------------------------
          4,700,000  VT Edl. & Hlth. Bldg. Fin. Agcy. Rev. Bonds
                       (Brattleboro Memorial Hosp.), 7s, 3/1/24                                 BBB+             5,070,125

Wisconsin (2.4%)
--------------------------------------------------------------------------------------------------------------------------
          3,400,000  WI Hsg. & Econ. Dev. Auth. Rev. Bonds, Ser. B,
                       7.05s, 11/1/22                                                           AA               3,553,000
          5,600,000  WI State Hlth. & Edl. Fac. Auth. Rev. Bonds (United
                       Hlth. Group, Inc.), Ser. B, MBIA, 5 1/2s, 2020                           Aaa              5,341,000
                                                                                                            --------------
                                                                                                                 8,894,000
                                                                                                            --------------
                     Total Municipal Bonds and Notes
                       (cost $353,543,171)                                                                  $  354,880,711

PREFERRED STOCKS (1.1%) (a)
NUMBER OF SHARES                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
          2,000,000  Charter Mac Equity 144A Ser. A, 6.625%, cum. pfd. (NON)                    BB/P        $    1,960,000
          2,000,000  MuniMae TE Bond Subsidiary, LLC 144A , Ser. A,
                       6.875%, cum. pfd. (NON)                                                  BB/P             1,982,500
                                                                                                            --------------
                     Total Preferred Stocks (cost $4,000,000)                                               $    3,942,500
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $357,543,171) (b)                                              $  358,823,211
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $365,236,869.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at
      November 30, 1999 for the securities listed. Ratings are generally ascribed to securities at the time of issuance.
      While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 1999. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

      Moody's Investor Service, Inc. and Standard & Poor's Corp. are the leading independent rating agencies for debt securities. Moody's uses the designation "Moody's Investment Grade", or "MIG",for most short-term municipal obligations, adding a "V" ("VMIG") for bonds with a demand or variable feature; the designation "P" is used for tax exempt commercial paper. Standard & Poor's uses "SP" for notes maturing in three years or less, "A" for bonds with a demand or variable feature.

      Moody's Investor Service, Inc.
      MIGI/VMIGI = Best quality; strong protection of cash flows, superior liquidity and broad access to refinancing
      MIG2/VMIG2 = High quality; ample protection of cash flows, liquidity support and ability to refinance
      Aaa = Extremely strong capacity to pay interest and repay principal
      Aa = Strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree
      P-1 = Superior capacity for repayment
      P-2 = Strong capacity for repayment

      Standard & Poor's Corp.
      SP-1+ = Very strong capacity to pay principal and interest
      SP-1 = Strong capacity to pay principal and interest
      SP-2 = Satisfactory capacity to pay principal and interest
      A-1+ = Extremely strong degree of safety
      A-1 = Strong degree of safety
      A-2 = Satisfactory capacity for timely repayment

  (b) The aggregate identified cost on a tax basis is $357,543,171, resulting in gross unrealized appreciation and depreciation of $11,533,867 and $10,253,827, respectively, or net unrealized appreciation of $1,280,040.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at November 30, 1999 was $6,643,201 or 1.8% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at November 30, 1999.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of
      1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at November 30, 1999.

      The fund had the following industry group concentrations greater than 10% at November 30, 1999 (as a percentage of net assets):

            Utilities          25.9%
            Transportation     22.0
            Health care        17.6
            Housing            10.6

      The fund had the following insurance concentration greater than 10% at November 30, 1999 (as a percentage of net assets):

            MBIA               15.4%


-------------------------------------------------------------------------------
Futures Contracts Outstanding at November 30, 1999
                                      Aggregate Face   Expiration   Unrealized
                         Total Value       Value          Date     Depreciation
-------------------------------------------------------------------------------
Municipal Bond Index
(Long)                   $38,500,000   $39,483,564       Dec-99     $(983,564)
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of assets and liabilities
November 30, 1999
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $357,543,171 (Note 1)                                             $358,823,211
-----------------------------------------------------------------------------------------------
Cash                                                                                  4,066,590
-----------------------------------------------------------------------------------------------
Interest receivable                                                                   6,382,840
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                        4,850,000
-----------------------------------------------------------------------------------------------
Receivable for variation margin                                                         131,250
-----------------------------------------------------------------------------------------------
Total assets                                                                        374,253,891

Liabilities
-----------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                 1,681,205
-----------------------------------------------------------------------------------------------
Payable for securities purchased                                                      6,633,235
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                            643,959
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                  707
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                            13,392
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              1,118
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                   43,406
-----------------------------------------------------------------------------------------------
Total liabilities                                                                     9,017,022
-----------------------------------------------------------------------------------------------
Net assets                                                                         $365,236,869

Represented by
-----------------------------------------------------------------------------------------------
Series A remarketed preferred shares, (1,400 shares
authorized and outstanding at $100,000 per share) (Note 4)                         $140,000,000
-----------------------------------------------------------------------------------------------
Paid-in capital -- common shares (unlimited shares authorized) (Note 1)             233,688,794
-----------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                          1,019,675
-----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                                (9,768,076)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                              296,476
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                         $365,236,869

Computation of net asset value
-----------------------------------------------------------------------------------------------
Series A remarketed preferred shares                                               $140,000,000
-----------------------------------------------------------------------------------------------
Cumulative undeclared dividends on remarketed preferred shares                           64,440
-----------------------------------------------------------------------------------------------
Net assets allocated to remarketed preferred shares --
liquidation preference                                                             $140,064,440
-----------------------------------------------------------------------------------------------
Net assets available to common shares                                              $225,172,429
-----------------------------------------------------------------------------------------------
Net asset value per common share
($225,172,429 divided by 21,015,824 shares)                                              $10.71
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended November 30, 1999
Tax exempt interest income:                                                         $25,662,969
-----------------------------------------------------------------------------------------------

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                      2,661,101
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                          282,584
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                        11,738
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                          6,572
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                  24,682
-----------------------------------------------------------------------------------------------
Registration fees                                                                            75
-----------------------------------------------------------------------------------------------
Auditing                                                                                 52,128
-----------------------------------------------------------------------------------------------
Legal                                                                                    10,655
-----------------------------------------------------------------------------------------------
Postage                                                                                  21,452
-----------------------------------------------------------------------------------------------
Exchange listing fees                                                                    30,258
-----------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                                  374,888
-----------------------------------------------------------------------------------------------
Other                                                                                    26,513
-----------------------------------------------------------------------------------------------
Total expenses                                                                        3,502,646
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                              (58,945)
-----------------------------------------------------------------------------------------------
Net expenses                                                                          3,443,701
-----------------------------------------------------------------------------------------------
Net investment income                                                                22,219,268
-----------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                        145,126
-----------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                      (1,490,973)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures during the year              (22,705,968)
-----------------------------------------------------------------------------------------------
Net loss on investments                                                             (24,051,815)
-----------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                               $ (1,832,547)
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of changes in net assets
                                                                                      Year ended November 30
                                                                                -------------------------------
                                                                                           1999            1998
---------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                              $ 22,219,268    $ 22,137,047
---------------------------------------------------------------------------------------------------------------
Net realized loss on investments                                                     (1,345,847)     (1,368,499)
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments                           (22,705,968)      2,425,356
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                                      (1,832,547)     23,193,904

Distributions to remarketed preferred shareholders:
---------------------------------------------------------------------------------------------------------------
From net investment income                                                           (4,791,500)     (5,081,552)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations applicable to common shareholders
(excluding cumulative undeclared dividends on remarketed
preferred shares of $64,440 and $36,822 respectively)                                (6,624,047)     18,112,352

Distributions to common shareholders:
---------------------------------------------------------------------------------------------------------------
From net investment income                                                          (20,121,422)    (19,919,416)
---------------------------------------------------------------------------------------------------------------
Issuance of common shares in connection with
reinvestment of distributions                                                         2,360,789       2,597,553
---------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                             (24,384,680)        790,489

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                                   389,621,549     388,831,060
---------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $1,019,675 and $3,713,329 respectively)                                  $365,236,869    $389,621,549

Number of fund shares
---------------------------------------------------------------------------------------------------------------
Common shares outstanding at beginning of year                                       20,838,596      20,646,799
---------------------------------------------------------------------------------------------------------------
Shares issued in connection with reinvestment of distributions                          177,228         191,797
---------------------------------------------------------------------------------------------------------------
Common shares outstanding at end of year                                             21,015,824      20,838,596
---------------------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding at beginning
and end of year                                                                           1,400           1,400
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

--------------------------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                                    Year ended November 30
--------------------------------------------------------------------------------------------------------------------------------
                                                 1999             1998             1997             1996             1995
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
of period (common shares)                      $11.98           $12.05           $11.94           $12.37           $11.22
--------------------------------------------------------------------------------------------------------------------------------
Investment operations
--------------------------------------------------------------------------------------------------------------------------------
Net investment income                            1.06             1.07             1.09             1.06             1.17
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                      (1.14)             .06              .23             (.28)            1.23
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                 (.08)            1.13             1.32              .78             2.40
--------------------------------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------------------------------
From net investment income
--------------------------------------------------------------------------------------------------------------------------------
to Common Shareholders                           (.96)            (.96)            (.96)            (.96)            (.94)
--------------------------------------------------------------------------------------------------------------------------------
to Preferred Shareholders                        (.23)            (.24)            (.25)            (.25)            (.28)
--------------------------------------------------------------------------------------------------------------------------------
In excess of net
realized gain on investments
--------------------------------------------------------------------------------------------------------------------------------
to Common Shareholders                             --               --               --               --             (.02)
--------------------------------------------------------------------------------------------------------------------------------
to Preferred Shareholders                          --               --               --               --(d)          (.01)
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                             (1.19)           (1.20)           (1.21)           (1.21)           (1.25)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period
(common shares)                                $10.71           $11.98           $12.05           $11.94           $12.37
--------------------------------------------------------------------------------------------------------------------------------
Market value, end of period
(common shares)                               $11.938          $14.937          $14.750          $13.625          $13.500
--------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------------------------------------------------------------
Total return at market price
(common shares) (%)(a)                         (13.96)            8.73            16.25             8.65            22.95
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(total fund) (in thousands)                  $365,237         $389,622         $388,831         $384,490         $391,003
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(c)                     1.46             1.47             1.43             1.49             1.50
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)                     7.24             6.82             7.13             6.84             7.50
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                          14.92            14.44            26.91           146.43           122.65
--------------------------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Distributions in excess of net realized gain to the preferred stockholders amounted to less than $0.01 per common share.



Notes to financial statements
November 30, 1999

Note 1
Significant accounting policies

The fund is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to provide as high a level of current income exempt from federal income tax as is believed to be consistent with preservation of capital. The fund intends to achieve its objective by investing in a diversified portfolio of tax-exempt municipal securities that Putnam Investment Management Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments Inc., believes do not involve undue risk to income or principal. Under normal market conditions, the fund will invest at least 80% of its total assets in tax-exempt municipal securities rated "investment grade" at the time of investment or, if not rated, determined by Putnam Management to be of comparable quality.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

Other investments including restricted securities are stated at fair market value following procedures approved by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At November 30, 1999, the fund had a capital loss carryover of approximately $7,227,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover                  Expiration
--------------                  -----------------
    $1,985,000                  November 30, 2004
       612,000                  November 30, 2005
     1,662,000                  November 30, 2006
     2,968,000                  November 30, 2007

E) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gains distributions, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a seven-day period. The applicable dividend rate for the remarketed preferred shares on November 30, 1999 was 3.90%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of dividends payable, unrealized gains and losses on certain futures contracts and prior year straddle loss deferrals. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended November 30, 1999, the fund required no such reclassifications.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on zero coupon bonds and original issue bonds are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services, and other transactions

Compensation of Putnam Management for management and investment advisory services is paid quarterly based on the average net assets of the fund, including those allocated to the remarketed preferred shares. Such fee is based on the annual rate of 0.70% of the average weekly net assets.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than 0.70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended November 30, 1999, fund expenses were reduced by $58,945 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $602 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the year ended November 30, 1999, purchases and sales of investment securities other than short-term investments aggregated $63,380,724 and $55,563,875, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Remarketed preferred shares

The Series A remarketed preferred shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $100,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

Additionally, the fund has authorized a separate series of 2,000 Serial Remarketed Preferred shares, which are issuable only under certain conditions in exchange for Series A shares. No Serial Remarketed Preferred shares are currently outstanding.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At November 30, 1999, no such restrictions have been placed on the fund.

Note 5
Change in Independent
Accountants (Unaudited)

Based on the recommendation of the Audit Committee of the fund, the Board of Trustees has determined not to retain PricewaterhouseCoopers LLP as this funds' independent accountant and voted to appoint KPMG LLP for the fund's fiscal year ended November 30, 1999. During the two previous fiscal years, PricewaterhouseCoopers LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous fiscal years and through July 14, 1999, there were no disagreements between the fund and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused it to make reference to the disagreements in its report on the financial statements for such years.


Federal tax information
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2000 will show the tax status of all distributions paid to your account in calendar 1999.

Results of October 7, 1999 shareholder meeting
(Unaudited)

An annual meeting of shareholders of the fund was held on October 7, 1999. At the meeting, each of the nominees for Trustees was elected, as follows:

                              Common Shares             Preferred Shares
                                       Votes                       Votes
                         Votes for    withheld      Votes for     withheld
Jameson Adkins Baxter   17,485,999    180,651           --           --
Hans H. Estin           17,474,780    191,870           --           --
John A. Hill                    --         --        1,087           77
Ronald J. Jackson       17,487,421    179,229           --           --
Paul L. Joskow          17,493,310    173,340           --           --
Elizabeth T. Kennan     17,475,638    191,012           --           --
Lawrence J. Lasser      17,486,971    179,679           --           --
John H. Mullin III      17,492,866    173,784           --           --
Robert E. Patterson             --         --        1,087           77
William F. Pounds       17,475,293    191,357           --           --
George Putnam           17,482,667    183,983           --           --
George Putnam, III      17,490,757    175,893           --           --
A.J.C. Smith            17,476,442    190,208           --           --
W. Thomas Stephens      17,490,502    176,148           --           --
W. Nicholas Thorndike   17,476,511    190,139           --           --

A proposal to ratify the selection of KPMG LLP as the independent auditors of your fund was approved as follows: Common Shares -- 17,363,653 votes for, and 80,761 votes against, with 222,235 abstentions and broker non-votes.

All tabulations are rounded to nearest whole number.


Welcome to www.putnaminv.com

Now you can use your PC to get up-to-date information about your funds, learn more about investing and retirement planning, and access market news and economic outlooks from Putnam.

VISIT PUTNAM'S SITE ON THE WORLD WIDE WEB FOR:

* the benefits of investing with Putnam

* Putnam's money management philosophy

* complete fund information, daily pricing and long-term performance

* the latest on new funds and other Putnam news

You can also read Putnam economist Dr. Robert Goodman's commentary and Putnam's Capital Markets outlook, search for a particular fund by name or objective, use our glossary to decode investment terms . . . and much more.

The site can be accessed through any of the major online services (America Online, CompuServe, Prodigy) that offer web access. Of course, you can also access it via Netscape or Microsoft Internet Explorer, using an independent Internet service provider.

New features will be added to the site regularly. So be sure to bookmark us at http://www.putnaminv.com


Fund information

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Richard P. Wyke
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminv.com) any time for up-to-date information about the fund's NAV.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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PUTNAM
INVESTMENTS
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For account balances, economic forecasts, and the latest on Putnam funds, visit
www.putnaminv.com


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